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                                                                   EXHIBIT 10.11

                            PATENT LICENSE AGREEMENT


         THIS PATENT LICENSE AGREEMENT ("Agreement") is entered into on this 19th day of September, 2002 (the "Effective Date") between SWIFT BRANDS COMPANY, a Delaware corporation ("Licensor") and CONAGRA FOODS, INC. ("Licensee").

                                   WITNESSETH

         WHEREAS, Licensor and Licensee have entered into a certain agreement ("Purchase Agreement"), pursuant to which Licensor has acquired certain business assets related to the production, distribution, marketing, advertising and sale of fresh beef, fresh pork and fresh lamb;

         WHEREAS, under the terms and conditions of the Purchase Agreement, Licensor acquired from Licensee, all of Licensee's right, title, and interest to U.S. Patent No. 6,133,321 (the "Licensed Patent"); and

         WHEREAS, in the Purchase Agreement, Licensor promised to license the Licensed Patent back to Licensee for use in Licensee's poultry operations.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter contained, it is agreed as follows:

         1. GRANT OF LICENSE

         Licensor hereby grants to Licensee (including Licensee's Affiliates, as the term "Affiliates" is used in the Purchase Agreement), and Licensee hereby accepts from Licensor, a perpetual, world-wide, royalty-free license to use the technology described and claimed in Licensed Patent solely with respect to poultry (the "License"). Use of the technology described and claimed in the Licensed Patent in connection with any type of animal other than poultry is not included in the foregoing License, and is reserved by Licensor. The License shall be exclusive as to Licensee's use of the technology for poultry. The License does not include the right to sublicense any rights to the Licensed Patent, and Licensee agrees not to grant any such sublicense.

         2. DISCLAIMER OF WARRANTIES

ALL SUBJECT MATTER LICENSED HEREUNDER (INCLUDING, WITHOUT LIMITATION, THE LICENSED PATENT) IS LICENSED OR OTHERWISE PROVIDED ON AN "AS IS" BASIS. LICENSOR DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND HEREBY DISCLAIMS ALL WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS



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FOR A PARTICULAR PURPOSE, ASSOCIATED WITH THE LICENSED SUBJECT MATTER. LICENSOR
DOES NOT ASSUME AND SHALL NOT BE RESPONSIBLE FOR ANY LIABILITY ARISING OUT OF LICENSEE'S USE OF OR OPERATION UNDER THE LICENSES HEREIN GRANTED. SPECIFICALLY, LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE TITLE, ENFORCEABILITY, OR VALIDITY OF THE LICENSED PATENT, AND MAKES NO WARRANTY THAT THE TECHNOLOGY DESCRIBED AND CLAIMED IN THE LICENSED PATENT DOES NOT INFRINGE THE PATENT RIGHTS OR OTHER RIGHTS OF A THIRD PARTY.

         3. RIGHT TO SUE

         Licensor shall promptly notify Licensee if it learn that an entity may be infringing Licensee's exclusive rights to the Licensed Patent. Licensee shall promptly notify Licensor if it learns that an entity may be infringing the Licensed Patent. Initially, Licensor shall have the right to contact the suspected infringer and, if the situation warrants, to file a lawsuit against the suspected infringer. If Licensor does file suit against a suspected infringer, Licensor shall have sole control of the lawsuit, to the exclusion of Licensee, and shall be entitled to all money and other compensation received as a result of the lawsuit. Licensee shall cooperate with Licensor, at Licensor's expense, in the lawsuit. Licensee shall not be responsible for any costs or fees associated with any lawsuit initiated by Licensor.

         If, after having a reasonable amount of time to evaluate the suspected infringement of the Licensed Patent, Licensor declines to file a lawsuit against the suspected infringer, Licensee may file such a lawsuit if the suspected infringer is using the technology described and claimed in the Licensed Patent with respect to poultry. Before filing such a suit, Licensee shall consult with Licensor and give notice to Licensor of its intention to initiate litigation concerning the Licensed Patent. In the event Licensee files a lawsuit against a suspected infringer, Licensee shall have sole control of the lawsuit, to the exclusion of Licensor, and shall be entitled to all money and other compensation received as a result of the lawsuit. Licensor shall, however, be allowed to participate in the lawsuit and Licensee shall keep Licensor well informed as to the status of the lawsuit. Licensor shall cooperate with License, at Licensee's expense, in the lawsuit. Licensor shall not be responsible for any costs or fees associated with any lawsuits initiated by Licensee.

         4. RELATIONSHIP BETWEEN PARTIES

         Nothing contained in this Agreement shall be construed to place the parties in the relationship of legal representatives, partners, joint venturers, agents or fiduciaries, and no party shall take any action nor incur any debts, obligations or liabilities in the name of the other.

         5. ASSIGNMENT

         Licensee agrees that Licensor may freely assign its rights and obligations under this Agreement.

         Licensee agrees that the license granted to Licensee in Section 1 is non-transferable, except upon the sale of all or substantially all of Licensee's poultry assets. Licensor agrees that Licensee may assign its rights and obligations under this Agreement upon the sale of all or substantially all of Licensee's poultry assets.



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         6. AMENDMENTS

         This Agreement may not be amended or modified except in a writing signed by the party against whom enforcement of such change is sought.

         7. NOTICE

         All notices required or permitted to be given by this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, and shall be addressed to the party to whom it is to be served at the address of such parties stated below. If either party changes his address, a written notice thereof shall be given to the other party in accordance with this Section.

                  If to Licensor:         Swift Brands Company
                                          1770 Promontory Circle
                                          Greeley, Colorado 80634
                                          Attention: President
                                          Fax: (970) 506-8323

                  Copy to: Hicks, Muse, Tate & Furst Incorporated 200 Crescent Court, Suite 1600
                                          Dallas, Texas 75201
                                          Attention: Edward Herring
                                          Fax: (214) 720-7888

                  Copy to:                Michael Wortley
                                          Vinson & Elkins, L.L.P.
                                          2001 Ross Avenue, Suite 3600
                                          Dallas, Texas 75201
                                          Fax: (214) 220-7716

                  If to Licensee:         ConAgra Foods, Inc.
                                          One ConAgra Drive
                                          Omaha, Nebraska 68102
                                          Attn: Corporate Controller
                                          Telephone: (402) 595-4000
                                          Fax: (402) 595-4611

                  Copy to:                Roger Wells
                                          McGrath, North, Mullin & Kratz, P.C.
                                          1400 One Central Park Plaza
                                          222 South 15th Street
                                          Omaha, Nebraska 68102
                                          Telephone: (402) 341-3070
                                          Fax: (402) 341-0216



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         8. CHOICE OF LAW

         This Agreement shall be deemed to have been made and shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of Delaware applicable to agreements made and to be performed solely in such State.

         9. BINDING EFFECT

         This Agreement shall inure to the benefit of and shall bind the respective parties, their permitted successors and assigns, and their parents, subsidiaries and Affiliates.

         10. SEVERABILITY

         If any portion of this Agreement shall be held to be unenforceable or illegal, such portion of this Agreement shall be deemed cancelled, but such cancellation shall not affect any of the other terms, conditions or provisions of this Agreement.

         11. NONWAIVER

         The failure of either party to require the performance of any term of this Agreement or the waiver by either arty of any breach under this Agreement shall not prevent subsequent enforcement of such term, nor be deemed a waiver of any subsequent breach.

         12. HEADINGS

         The section headings within this Agreement are for convenience only and shall not be deemed to affect in any way the language of the provision to which they refer.

         13. LANGUAGE

         The language in this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties.

         14. ENTIRE AGREEMENT

         This Agreement and the Purchase Agreement constitute the entire agreement and supersedes any and all other understandings and agreements between the parties with respect to the subject matter hereof and no representation, statement or promise not contained herein shall be binding on either party.



                           [Signature Page to Follow]



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the
Effective Date.


                                       SWIFT BRANDS COMPANY

                                       By: /s/ PATRICK J. KOLEY
                                          --------------------------------------
                                       Name: Patrick J. Koley
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------




                                       CONAGRA FOODS, INC.

                                       By: /s/ KEVIN L. WEDEKING
                                          --------------------------------------
                                       Name: Kevin L. Wedeking
                                            ------------------------------------
                                       Title: Assistant Corporate Secretary
                                             -----------------------------------



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